EXHIBIT 99-1


                         Consent of Independent Auditors

We consent to the incorporation by reference in the registration statements (Form S-18 No. 33-17190-A and Form 8-A filed on December 22, 1987) of Holiday RV Superstores, Incorporated of our report dated February 18, 1999, with respect to the financial statements of County Line RV included in this Form 8-K/A for the two years ended December 31, 1998.

                                                   ERNST & YOUNG LLP


Houston, Texas
January 21, 2000